Exhibit 99.3

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Unaudited Pro Forma Consolidated Balance Sheet

and

Unaudited Pro Forma Consolidated Statements of Operations

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2018

ASSETS

	Historical (unaudited)		Pro Forma		Pro Forma
	Boston Omaha	Waitt Outdoor	Adjustments	Notes	Consolidated

Current Assets:
Cash and cash equivalents	$88,166,783	$229,488	$(84,260,750)	(2a)	$4,135,521
Restricted cash	506,046	-	-		506,046
Accounts receivable, net	1,290,966	1,231,959	7,498	(2a)	2,530,423
Interest receivable	692,109	-	-		692,109
Short-term investments	4,856,131	-	-		4,856,131
U.S. Treasury securities available for sale	150,346,440	-	-		150,346,440
Prepaid expenses	1,098,959	1,217,365	333,719	(2a)	2,650,043

Total Current Assets	246,957,434	2,678,812	(83,919,533)		165,716,713

Property and Equipment, net	10,280,773	5,522,986	12,703,005	(2a)	28,506,764

Other Assets:
Goodwill	25,006,161	3,217,498	43,164,448	(2a)	71,388,107
Intangible assets, net	7,604,863	-	18,710,563	(2a)	26,315,426
Investments	32,177,419	-	-		32,177,419
Investments in unconsolidated affiliates	847,146	-	-		847,146
Funds held as collateral assets	862,046	-	-		862,046
Other	707,560	219,321	(219,321)	(2a)	707,560

Total Other Assets	67,205,195	3,436,819	61,655,690		132,297,704

Total Assets	$324,443,402	$11,638,617	$(9,560,838)		$326,521,181

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2018

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND EQUITY

	Historical (unaudited)		Pro Forma		Pro Forma
	Boston Omaha	Waitt Outdoor	Adjustments	Notes	Consolidated
Current Liabilities:
Accounts payable and accrued expenses	$1,843,475	$696,529	$65,250	(2a)	$2,605,254
Short-term payables for acquisitions	137,000	-	-		137,000
Funds held as collateral	862,046	-	-		862,046
Unearned premiums and deferred revenue	2,127,729	170,584	(170,584)	(2a)	2,127,729
Current portion of long-term debt	-	632,263	(632,263)	(2a)	-

Total Current Liabilities	4,970,250	1,499,376	(737,597)		5,732,029

Long-term Liabilities:
Asset retirement obligations	174,669	-	-		174,669
Other long-term liabilities	-	1,316,000	-		1,316,000
Deferred tax liability	57,000	-	-		57,000

Total Liabilities	5,201,919	2,815,376	(737,597)		7,279,698

Redeemable Noncontrolling Interest:	1,190,187	-	-		1,190,187

Members' Equity:	-	8,823,241	(8,823,241)	(2a)	-

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 authorized, 0 shares issued and outstanding	-	-	-		-
Class A common stock, $.001 par value, 38,838,884 shares authorized, 20,894,774 shares issued and outstanding, respectively	20,895	-	-		20,895
Class B common stock, $.001 par value, 1,161,116 shares authorized, 1,055,560 shares issued and outstanding	1,056	-	-		1,056
Additional paid-in capital	332,907,911	-	-		332,907,911
Accumulated deficit	(14,878,566)	-	-		(14,878,566)

Total Stockholders' Equity	318,051,296	-	-		318,051,296

Total Equity	318,051,296	8,823,241	(8,823,241)		318,051,296

Total Liabilities, Redeemable Noncontrolling Interest, and Equity	$324,443,402	$11,638,617	$(9,560,838)		$326,521,181

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

	Historical (unaudited)		Pro Forma		Pro Forma
	Boston Omaha	Waitt Outdoor	Adjustments	Notes	Consolidated
Revenues:
Billboard revenues	$3,249,459	$6,418,332	$(11,529)	(2c)	$9,656,262
Premiums earned	984,349	-	-		984,349
Insurance commissions	1,516,868	-	-		1,516,868
Investment and other income	62,027	-	-		62,027

Total Revenues	5,812,703	6,418,332	(11,529)		12,219,506

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	1,565,621	2,602,416	(1,815)	(2c)	4,166,222
Cost of insurance revenues	477,536	-	-		477,536
Employee costs	3,706,024	972,641	(170,508)	(2c)	4,508,157
Professional fees	1,420,375	28,684	(8,548)	(2c)	1,440,511
General and administrative	1,700,215	506,167	(13,529)	(2c)	2,192,853
Amortization	1,451,240	-	2,404,950	(2b)	3,856,190
Depreciation	635,407	741,536	(61,131)	(2b)	1,315,812
Loss (gain) on disposition of assets	81,857	(39,395)	-		42,462
Bad debt expense	14,515	4,100	-		18,615
Accretion	5,995	-	-		5,995

Total Costs and Expenses	11,058,785	4,816,149	2,149,419		18,024,353

Net Income (Loss) from Operations	(5,246,082)	1,602,183	(2,160,948)		(5,804,847)

Other Income (Expense):
Interest income	1,091,946	-	-		1,091,946
Equity in income of unconsolidated affiliates	385,091	-	-		385,091
Unrealized gains (loss) on securities	113,303	-	-		113,303
Loss on disposition of assets	(54,733)	-	-		(54,733)
Interest Expense	(1,804)	(25,962)	-		(27,766)

Net Income (Loss) Before Income Tax	(3,712,279)	1,576,221	(2,160,948)		(4,297,006)
Income Tax (Provision) Benefit	-	-	-	(3b)	-

Net Income (Loss)	(3,712,279)	1,576,221	(2,160,948)		(4,297,006)
Noncontrolling Interest in Subsidiary Loss	44,800	-	-		44,800

Net Income (Loss) Attributable to Common Stockholders	$(3,667,479)	$1,576,221	$(2,160,948)		$(4,252,206)

Basic and Diluted Net Loss per Share	$(0.21)			(3a)	$(0.24)

Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	17,780,454			(3a)	17,780,454

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2017

	Historical		Pro Forma		Pro Forma
	Boston Omaha	Waitt Outdoor	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals	$5,265,746	$12,803,000	$(31,690)	(2c)	$18,037,056
Premiums earned	2,031,597	-	-		2,031,597
Insurance commissions	1,586,200	-	-		1,586,200
Investment and other income	130,802	-	-		130,802

Total Revenues	9,014,345	12,803,000	(31,690)		21,785,655

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	2,690,538	5,336,242	(2,339)	(2c)	8,024,441
Cost of insurance revenues	739,657	-	-		739,657
Employee costs	4,420,231	1,984,369	(278,284)	(2c)	6,126,316
Professional fees	2,183,647	132,198	(23,453)	(2c)	2,292,392
General and administrative	1,889,531	1,012,902	(52,039)	(2c)	2,850,394
Amortization	2,410,081	-	4,809,900	(2b)	7,219,981
Depreciation	943,845	1,523,570	(182,487)	(2b), (2c)	2,284,928
Loss (gain) on disposition of assets	362,575	(131,508)	-		231,067
Bad debt expense	147,172	12,300	-		159,472

Total Costs and Expenses	15,787,277	9,870,073	4,271,298		29,928,648

Net income (Loss) from Operations	(6,772,932)	2,932,927	(4,302,988)		(8,142,993)

Other Income (Expense):
Interest income	95,779	-	-		95,779
Equity in income of unconsolidated affiliates	73,760	-	-		73,760
Unrealized gains (loss) on securities	132,191	-	-		132,191
Interest Expense	(8,255)	(121,387)	-		(129,642)

Net Income (Loss) Before Income Tax	(6,479,457)	2,811,540	(4,302,988)		(7,970,905)
Income Tax (Provision) Benefit	-	-	-	(3b)	-

Net Income (Loss)	(6,479,457)	2,811,540	(4,302,988)		(7,970,905)
Noncontrolling Interest in Subsidiary Loss	11,547	-	-		11,547

Net Income (Loss) Attributable to Common Stockholders	$(6,467,910)	$2,811,540	$(4,302,988)		$(7,959,358)

Basic and Diluted Net Loss per Share	$(0.60)			(3a)	$(0.74)
Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	10,817,198			(3a)	10,817,198

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Boston Omaha Corporation’s (“Boston Omaha”) (“the Company”) unaudited consolidated balance sheet as of June 30, 2018 and Waitt Outdoor, LLC's (“Waitt”) unaudited balance sheet as of June 30, 2018.

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2018 has been prepared from Boston Omaha’s unaudited interim consolidated statement of operations for the six months ended June 30, 2018 and from Waitt’s unaudited interim statement of operations for the six months ended June 30, 2018.

Boston Omaha’s audited consolidated financial statements and Waitt’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2017.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Boston Omaha and Waitt as follows:

Boston Omaha’s audited consolidated financial statements for the years ended December 31, 2017 and 2016 and the notes relating thereto, as found in its Form 10-K which was filed with the Securities and Exchange Commission on March 30, 2018;

Boston Omaha’s unaudited consolidated financial statements for the six months ended June 30, 2018 and the notes relating thereto, as found in its Form 10-Q which was filed with the Securities and Exchange Commission on August 13, 2018;

Waitt’s audited financial statements for the years ended December 31, 2017 and 2016 and the notes relating thereto included in this Form 8-K/A and;

Waitt’s unaudited financial statements for the six months ended June 30, 2018 and the notes relating thereto included elsewhere in this Form 8-K/A.

NOTE 2.	BUSINESS ACQUISITION

On August 31, 2018, Link Media Omaha, LLC (“Link Omaha”) entered into an Asset Purchase Agreement with Waitt Outdoor, LLC, by which Link Omaha acquired over 1,600 billboard structures and related assets from Waitt Outdoor, LLC. The billboards and related assets are located in Kansas, Illinois, Iowa, Missouri and Nebraska.

Link Omaha is a wholly-owned subsidiary of Link Media Holdings, LLC, a wholly-owned subsidiary of Boston Omaha Corporation (the “Company”).

The purchase price for the acquired assets was $82,000,000, subject to certain post-closing adjustments, which totaled $2,031,262, resulting in a total purchase price of $84,031,262. Cash paid at closing was $79,928,762 and $4,102,500, which was disbursed and will be held in escrow, subject to any claims for indemnification. Waitt Outdoor, LLC, WaittCorp Investments, LLC, and Mr. Michael J. Delich, the principal of Waitt Outdoor, LLC, have also entered into a five year non-competition and non-solicitation agreement in connection with the acquisition.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 2.	BUSINESS ACQUISITION (Continued)

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of Waitt’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transaction’s closing date, August 31, 2018:

Identifiable Assets:
Accounts receivable	$1,239,457
Prepaid expenses	1,551,084
Property and equipment	18,225,991

Subtotal	21,016,532

Intangible Assets:
Goodwill	46,381,946
Intangible assets	18,710,563

Total Identifiable Assets Acquired	86,109,041

Liabilities Assumed:	2,077,779

Total Liabilities Assumed	2,077,779

Total Identifiable Net Assets	$84,031,262

This preliminary purchase price allocation has been used to prepare pro forma adjustments, (2a), in the pro forma balance sheet and statement of operations. The statement of operations has been adjusted through pro forma adjustments, (2c), for Waitt Consulting, which was not purchased by the Company. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property and equipment, (2) changes in allocations to intangible assets such as permits, noncompetition agreements, and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

Depreciation and amortization, (2b), have been provided for property and equipment and finite intangible assets based on the preliminary purchase price allocation. Property and equipment have been depreciated on a straight-line basis over their estimated useful lives of five, ten or fifteen years. Intangible assets having a finite life have been amortized on a straight-line basis over their estimated useful lives of three, five or ten years.

All significant intercompany balances have been eliminated in consolidation.

BOSTON OMAHA CORPORATION AND WAITT OUTDOOR, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 3.	PRO FORMA ADJUSTMENTS

Earnings per share

(3a) The basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of Class A and Class B common shares outstanding.

Income Tax (Provision) Benefit

(3b) Federal and state income taxes have not been provided as the Company has experienced net operating losses for federal tax purposes and state income taxes have not been significant.